PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc.
950 Third Avenue, 5th Floor
New York, NY 10022

45 Hazelton Ave.
Toronto, Ontario M5R 2E3

CONTACTS:	Donna Granato
Director, Finance & Investor Relations
646-429-1809 / 416-960-9000
dgranato@mdc-partners.com

MDC PARTNERS INC. REPORTS FOURTH QUARTER AND YEAR-END 2005 RESULTS

HIGHLIGHTS:	Annual Revenue up 40% to $443.5 Million
MDC EBITDA up 81% to $32.6 Million
Cash EPS of $1.03

NEW YORK, NEW YORK (March 9, 2006) – MDC Partners Inc. (“MDC Partners” or “the Company”) today announced its financial results for the fourth quarter and year ended December 31, 2005.

Consolidated revenues for the quarter ended December 31, 2005 were $126.6 million, an increase of 38% compared to $91.6 million in the same period of 2004. Operating income for the fourth quarter of 2005 was $12.0 million versus a loss of ($2.7) million reported in the fourth quarter of 2004. Net loss from continuing operations for the quarter ended December 31, 2005 was ($1.6) million versus ($7.6) million for the same period in 2004. Diluted loss per share from continuing operations for the fourth quarter of 2005 was ($0.07) compared to ($0.34) last year.

MDC’s share of EBITDA increased to $14.2 million in the fourth quarter of 2005 from $0.8 million in the fourth quarter of 2004.

Cash earnings per share from continuing operations for the fourth quarter of 2005 was $0.33.

Consolidated revenues for the year ended December 31, 2005 were $443.5 million, an increase of 40% compared to $316.8 million in the same period of 2004. Operating income for 2005 was $22.6 million versus $5.2 million reported in 2004. Net loss from continuing operations for the year ended December 31, 2005 was ($8.5) million versus income from continuing operations of $5.0 million for the same period in 2004. However, the income from continuing operations during the year ended December 31, 2004 included non-recurring amounts totalling $10.5 million (a gain on asset sales and settlement of debt of $14.8 million, an accrual recovery of $2.7 million offset by income taxes of $7.0 million). Non-recurring other income in 2005 was $0.4 million, net of taxes. Excluding the impact of these items, the loss from continuing operations would have been ($8.9) million in 2005 versus ($5.5) million in 2004. Diluted loss per share from continuing operations for 2005 was ($0.37), compared to diluted earnings per share of $0.22 reported last year.

MDC’s share of EBITDA increased 81% to $32.6 million in 2005 from $18.0 million in 2004.

Cash earnings per share from continuing operations for 2005 was $1.03.

“We are pleased with the Company’s growth and net new business wins in 2005 and believe that our momentum as we enter 2006 is very strong on all fronts,” said Miles S. Nadal, Chairman & CEO of MDC Partners.

Group Results

Revenue for the Marketing Communications group was $102.3 million for the fourth quarter of 2005 compared to $77.1 million in 2004, representing a year-over-year increase of 33%. This increase included organic revenue growth of 12.6% for the quarter. Operating profit for the Marketing Communications group for the fourth quarter of 2005 increased by approximately 82% to $15.3 million from $8.4 million. Marketing Communications group revenue for 2005 increased 47% to $363.4 million from $247.1 million and operating profit increased 55% to $45.5 million from $29.4 million in 2004.

Revenues recorded by the Secure Products group for the fourth quarter of 2005 were $24.4 million, representing an increase of 69% compared to 2004. The Secure Products group posted fourth quarter operating profit of $3.4 million, compared with an operating loss of ($1.3) million during the fourth quarter of 2004. For the year 2005, Secure Products group reported revenue of $80.1 million versus $69.7 million in 2004. Operating profit for the year 2005 was $2.6 million, compared to operating profit in 2004 of $0.5 million.

“The results delivered by both the Marketing Communications group and the Secure Products group for the fourth quarter and full year 2005 are a testament to the dedication and hard work put forth by the world class management teams that exist at both our Partner firms and the support center of MDC. Although our results were strong in the fourth quarter, we believe that there are significant opportunities for improvement through continued focus on organic growth and on enhancing operating margins,” said Steven Berns, President and Chief Financial Officer.

The Company will provide significant additional details on its operations and financial results on its conference call (see details below).

Non-GAAP Financial Measures

In addition to its reported results, MDC has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's growth. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA for the full year and the fourth quarter of 2005 and 2004; and (2) presenting Cash Earnings per Share for the full year and the fourth quarter of 2005. Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

Conference Call

Management will host a conference call today at 8:30 a.m. (EST) to discuss our fourth quarter and full year results. The conference call will be accessible by dialing 1-416-644-3423 or toll free 1-800-814-4853. An investor presentation has been posted to our website www.mdc-partners.com and will be referred to during the conference call.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications services, and secure transaction products and services, to clients in the United States, Canada, Australia and the United Kingdom. Through its partnership of entrepreneurial firms, its Marketing Communications group provides advertising, specialized communication and consulting services to clients. The Secure Products group provides security products and services in three primary areas including electronic transaction products, secure ticketing products and stamps. MDC Partners Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.SV.A”

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

  risks associated with effects of national and regional economic conditions;
  the Company’s ability to attract new clients and retain existing clients;
  the financial success of the Company’s clients;
  the Company’s ability to remain in compliance with its debt agreements;
  risks arising from identified and potential future material weaknesses in internal control over financial reporting;
  the Company’s ability to retain and attract key employees;
  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and
  foreign currency fluctuations.

The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2005	2004	2005	2004

Revenue
Services	$102,320	$77,141	$363,362	$247,073
Products	24,320	14,430	80,100	69,739

	126,640	91,571	443,462	316,812

Operating Expenses
Cost of services sold	56,631	49,297	211,811	158,965
Cost of products sold	14,035	8,307	49,876	42,301
Office and general expenses	35,834	33,968	131,231	99,349
Other charges (recoveries)	-	(2,693)	-	(2,693)
Depreciation and amortization	7,677	5,427	27,483	13,738
Goodwill charges	473	-	473	-

	114,650	94,306	420,874	311,660

Operating Income (loss)	11,990	(2,735)	22,588	5,152

Other Income (Expenses)
Gain on sale of assets, settlement of long term debt & other	(151)	(93)	615	14,844
Foreign exchange (loss)	(213)	(335)	(887)	(498)
Interest expense, net	(3,059)	(894)	(8,891)	(8,105)

Income from Continuing Operations Before Income Taxes,
Equity in Affiliates and Minority Interests	8,567	(4,057)	13,425	11,393

Income Taxes	4,079	544	2,157	818

Income from Continuing Operations Before Equity in
Affiliates and Minority Interests	4,488	(4,601)	11,268	10,575
Equity in Earnings of Non Consolidated Affiliates	778	312	1,402	3,651
Minority Interests in Income of Consolidated Subsidiaries	(6,818)	(3,343)	(21,192)	(9,235)

Income (Loss) From Continuing Operations	(1,552)	(7,632)	(8,522)	4,991
Discontinued Operations	6	(1,048)	573	(7,148)

Net Income (Loss)	$(1,546)	$(8,680)	$(7,949)	$(2,157)

Earnings (Loss) Per Common Share
Basic:
Continuing Operations	$(0.07)	$(0.34)	$(0.37)	$0.23
Discontinued Operations	-	(0.05)	0.03	(0.33)

Net Income (Loss)	$(0.07)	$(0.39)	$(0.34)	$(0.10)

Diluted:
Continuing Operations	$(0.07)	$(0.34)	$(0.37)	$0.22
Discontinued Operations	-	(0.05)	0.03	(0.31)

Net Income (Loss)	$(0.07)	$(0.39)	$(0.34)	$(0.09)

Weighted Average Number of Common Shares:
Basic	23,734,913	22,212,730	23,298,795	21,353,268
Diluted	23,734,913	22,212,730	23,298,795	22,817,823

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING PROFIT TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2005

	Marketing Communications Group			Secure Products
				Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Secure	Secure	Corporate &
	Services	Management	Serivices	Cards	Paper	Other	Total

Operating Profit (Loss) as Reported	$ 12,276	$ 688	$ 2,298	$ 1,074	$ 2,317	$ (6,663)	$ 11,990

Add:
Depreciation and amortization	5,267	944	233	497	712	24	7,677
Goodwill impairment	-	-	473	-	-	-
Stock-based compensation	499	13	-	-	-	398

EBITDA *	18,042	1,645	3,004	1,571	3,029	(6,241)	21,050

Less: Minority Interests	(6,272)	(21)	(524)	-	-	-	(6,817)

MDC's Share of EBITDA**	$ 11,770	$ 1,624	$ 2,480	$ 1,571	$ 3,029	$ (6,241)	$ 14,233

*	EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation.

**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

MDC PARTNERS INC.

RECONCILIATION OF OPERATING PROFIT TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2004
	Marketing Communications Group			Secure Products
				Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Secure	Secure	Corporate &
	Services	Management	Serivices	Cards	Paper	Other	Total

Operating Profit (Loss) as Reported	$ 5,624	$ 1,366	$ 1,410	$ (796)	$ (498)	$ (9,841)	$ (2,735)

Add:
Depreciation and amortization	2,840	1,106	291	632	498	60	5,427
Stock-based compensation	16	49	-	-	-	1,420	1,485

EBITDA*	8,480	2,521	1,701	(164)	0	(8,361)	4,177

Less: Minority Interests	(2,369)	(164)	(810)	-	-	-	(3,343)

MDC's Share of EBITDA**	$ 6,111	$ 2,357	$ 891	$ (164)	$ 0	$ (8,361)	$ 834

*	EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation.

**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING PROFIT TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2005
	Marketing Communications Group			Secure Products
				Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Secure	Secure	Corporate &
	Services	Management	Serivices	Cards	Paper	Other	Total

Operating Profit (Loss) as Reported	$ 32,888	$ 1,322	$ 11,249	$ (235)	$ 2,864	$ (25,500)	$ 22,588

Add:
Depreciation and amortization	18,311	3,578	892	1,931	2,409	362	27,483
Goodwill Impairment	-	-	473	-	-	-	473
Stock-based compensation	519	81	-	-	-	2,672	3,272

EBITDA *	51,718	4,981	12,614	1,696	5,273	(22,466)	53,816

Less: Minority Interests	(18,160)	(84)	(2,948)	-	-	-	(21,192)

MDC's Share of EBITDA**	$ 33,558	$ 4,897	$ 9,666	$ 1,696	$ 5,273	$ (22,466)	$ 32,624

*	EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation.

**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING PROFIT TO EBITDA*
(US$ in 000s)
For the Twelve Months Ended December 31, 2004
	Marketing Communications Group			Secure Products
				Group
	Strategic	Customer	Specialized
	Marketing	Relationship	Communication	Secure	Secure	Corporate &
	Services	Management	Serivices	Cards	Paper	Other	Total

Operating Profit (Loss) as Reported	$ 17,981	$ 3,629	$ 7,743	$ (2,827)	$ 3,320	$ (24,694)	$ 5,152

Add:
Depreciation and amortization	5,601	3,451	960	1,801	1,688	237	13,738
Stock-based compensation	131	130	78	-	-	8,049	8,388

EBITDA*	23,713	7,210	8,781	(1,026)	5,008	(16,408)	27,278

Less: Minority Interests	(6,591)	(245)	(2,399)	-	-	-	(9,235)

MDC's Share of EBITDA**	$ 17,122	$ 6,965	$ 6,382	$ (1,026)	$ 5,008	$ (16,408)	$ 18,043

*	EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation.

**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

SCHEDULE 4

MDC PARTNERS INC.
RECONCILIATION OF LOSS FROM CONTINUING OPERATIONS TO CASH EARNINGS
(US$ in 000s)

	Three Months	Twelve Months
	Ended	Ended
	12/31/2005	12/31/2005

Net Income (Loss) from Continuing Operations	$(1,553)	$(8,522)
Depreciation & Amortization	8,544	29,261
Stock Based Compensation	910	3,272

Cash Earnings	7,901	24,011

Diluted Shares	23,735	23,299

Cash EPS	$0.33	$1.03

SCHEDULE 5

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	December 31,

	2005	2004

Assets
Current Assets:
Cash and cash equivalents	$12,923	$22,644
Accounts receivable, net	117,319	110,932
Expenditures billable to clients	7,838	8,296
Inventories	10,359	10,792
Prepaid expenses	4,401	3,036
Other current assets	356	813

Current Assets	153,196	156,513

Fixed Assets	63,528	55,347
Investment in Affiliates	10,929	10,771
Goodwill	195,026	146,494
Other Intangible Assets	57,139	47,273
Deferred Tax Assets	16,057	12,883
Assets of Held for Sale	-	622
Other Assets	11,440	7,438

Total Assets	$507,315	$437,341

Liabilities and Shareholders' Equity
Current Liabilities:
Bank debt	$3,739	$6,026
Revolving credit facilty	73,500	$-
Accounts payable	63,452	77,213
Accrued and other liabilities	69,891	58,512
Advance billings, net	38,237	45,623
Current portion of long term debt	2,571	3,218
Deferred acquisition consideration	1,741	1,775

Total Current Liabilities	253,131	192,367

Long-Term Debt	8,475	4,320
Revolving credit facilty	-	46,000
Convertible Notes	38,694	-
Liabilities Related to Assets Held for Sale	-	867
Other Liabilities	7,937	4,857
Deferred Tax Liabilities	2,446	854

Total Liabilities	310,683	249,265

Minority Interests	44,484	45,052

Shareholders' Equity:
Common stock	178,590	164,065
Share Capital to be Issued	4,209	3,909
Additional Paid in Capital	20,028	17,113
Deficit	(53,075)	(45,083)
Accumulated other comprehensive income	2,396	3,020

Total Shareholders' Equity	152,148	143,024

Total Liabilities and Shareholders' Equity	$507,315	$437,341